Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

6. Subsequent Events

On June 7, 2013, the Board of Directors and Compensation Committee of approved an employee stock purchase plan (“ESPP”), subject to the approval of the Company’s stockholders within twelve months of the date the ESPP was adopted. The ESPP allows employees to contribute a percentage of their cash earnings, subject to certain maximum amounts, to be used to purchase shares of the Company’s common stock on each of two semi-annual purchase dates. The purchase price is equal to 90% of the market value per share on either (a) the date of grant of a purchase right under the ESPP or (b) the date on which such purchase right is deemed exercised, whichever is lower. The maximum number of shares available for issuance pursuant to the ESPP is equal to the lesser of: (a) 50,000 shares, increased on each anniversary of the adoption of the ESPP by one percent (1%) of the total shares of stock then outstanding, and (b) 113,333 shares. Upon adoption of the ESPP on June 7, 2013, an aggregate of 50,000 shares of common stock were authorized and available for issuance under the ESPP.

On August 13, 2013, we entered into an exchange agreement (the “Exchange Agreement”) with TCP pursuant to which TCP exchanged a total of 2,000 shares of Series A Preferred Stock for a like number of shares of Series A-1 Preferred Stock. The terms of the Series A-1 Preferred Stock are identical in all respects to the Series A Preferred Stock, other than the elimination of cash penalties that would potentially be due and payable upon the failure of the Company to have enough shares of Common Stock available to permit the conversion of Series A Preferred Stock into Common Stock. As a result of the elimination of this penalty, the face value of the Series A-1 Preferred Stock will be reclassified on our balance sheet from mezzanine to stockholders’ equity, which reclassification will be reflected in the quarter ending September 30, 2013 and will result in the addition of $2 million to stockholders’ equity. If the exchange and resulting reclassification had taken place in the quarter ended June 30, 2013, the total stockholders equity would have been $8.715 million as of that date.

On July 18, 2013, the Company applied to NASDAQ for approval to move the listing of its common stock from the OTCQX marketplace to The NASDAQ Capital Market.

13. Subsequent Events

The Company evaluated all events or transactions that occurred after December 31, 2012 up through the date these financial statements were issued. The Company did not have any material recognizable or unrecognizable subsequent events except as otherwise disclosed below and elsewhere in the notes to the financial statements.

On March 1, 2013, the Company entered into an asset purchase agreement with OPKO pursuant to which RXi acquired substantially all of OPKO’s RNAi-related assets, including patents, licenses, clinical and preclinical data and other related assets. Upon the close of the asset purchase agreement with OPKO on March 12, 2013, the Company issued to OPKO 1,666,666 shares of common stock. Under the asset purchase agreement, the Company will make, if applicable, up to $50 million per product in development and commercialization milestones for the successful development and commercialization of products utilizing the acquired OPKO intellectual property. In addition, if applicable, upon commercialization of these products the Company will make royalty payments to OPKO.

The Company assessed the acquired OPKO RNAi assets under FASB ASC Topic 805, “Business Combination” (“ASC 805”), and it was determined that the transaction be accounted for as a purchase of assets, as the acquired assets did not constitute a business under the guidance of ASC 805. The assets purchased from OPKO are at an early stage of development, and, as such, determining the future economic benefit of the OPKO RNAi assets at the date of acquisition is highly uncertain. Accordingly, the fair value of the OPKO RNAi assets acquired will be expensed as in-process research and development in the first quarter of 2013.

On March 6, 2013, the Company entered into a securities purchase agreement pursuant to which RXi agreed to issue 3,765,230 shares of common stock at a price of $4.35 per share. The gross proceeds from the offering, which closed on March 12, 2013, were approximately $16.4 million, and the net proceeds, after payment of commissions, were approximately $16.0 million.

On July 18, 2013, the Board of Directors of the Company approved a 1-for-30 reverse stock split of the Company’s outstanding common stock, which was effected on July 23, 2013. Stockholders entitled to fractional shares as a result of the reverse stock split were entitled to receive a cash payment in lieu of receiving fractional shares. Shares of common stock underlying outstanding stock options and other equity instruments were proportionately reduced and the respective exercise prices, if applicable, were proportionately increased in accordance with the terms of the agreements governing such securities. Shares of common stock reserved for issuance upon the conversion of the Company’s Series A Preferred Stock were proportionately reduced and the respective conversion prices were proportionately increased.